Exhibit 32

SECTION 1350 CERTIFICATIONS

The undersigned hereby certify that the quarterly report on Form 10-Q of Coaxial Communications of Central Ohio, Inc. (the “registrant”) for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Kim D. Kelly
Kim D. Kelly
President and Chief Executive Officer
Coaxial Communications of Central Ohio, Inc.
August 6, 2003

/s/ Dinesh C. Jain
Dinesh C. Jain
Senior Vice President and Chief Financial Officer
Coaxial Communications of Central Ohio, Inc.
August 6, 2003

I, Dennis J. McGillicuddy, hereby certify, to the best of my knowledge, as to Phoenix Associates (the “Company”) that the quarterly report on Form 10-Q of the Company for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dennis J. McGillicuddy
Dennis J. McGillicuddy
Managing Member
(principal executive and financial officer)
Phoenix Associates
August 6, 2003

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The undersigned hereby certify that the quarterly report on Form 10-Q of Insight Communications of Central Ohio, LLC (the “registrant”) for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Kim D. Kelly
Kim D. Kelly
President and Chief Executive Officer
Insight Communications of Central Ohio, LLC
August 6, 2003

/s/ Dinesh C. Jain
Dinesh C. Jain
Senior Vice President and Chief
Financial Officer
Insight Communications of Central Ohio, LLC
August 6, 2003

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